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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)         June 28, 2007
                                                 -------------------------------

                   Goldman Sachs Asset Backed Securities Corp.
                            GS Auto Loan Trust 2007-1
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         (Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
                   as Specified in their respective Charters)

                                    Delaware
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 (State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

           333-132001                                     02-0678069
          333-132001-02                                   51-6589574
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  (Commission File Numbers for                 (Registrants' I.R.S. Employer
  Registrant and Issuing Entity,              Identification Nos. for Registrant
          respectively)                        and Issuing Entity, respectively)

          85 Broad Street
         New York, New York                                    10004
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(Address of Principal Executive Offices)                     (Zip Code)

                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

      On June 28, 2007, GS Auto Loan Trust 2007-1 publicly issued $165,110,000 principal amount of Class A-1 5.3436% Asset Backed Notes due July 15, 2008 (the "A-1 Notes"), $147,144,000 principal amount of Class A-2 5.39% Asset Backed Notes due February 15, 2010 (the "A-2 Notes"), $182,194,000 principal amount of Class A-3 5.39% Asset Backed Notes due December 15, 2011 (the "A-3 Notes"), $107,961,000 principal amount of Class A-4 5.48% Asset Backed Notes due December 15, 2014 (the "A-4 Notes"), $24,689,000 principal amount of Class B 5.53% Asset Backed Notes due December 15, 2014 (the "B Notes") and $18,105,000 principal amount of Class C 5.74% Asset Backed Notes due December 15, 2014 (the "C Notes" and, together with the A-1 Notes, the A-2 Notes, the A-3 Notes, the A-4 Notes and the B Notes, the "Notes") pursuant to a registration statement (No. 333-132001) filed by Goldman Sachs Asset Backed Securities Corp (the "Registrant") and declared effective on June 27, 2006. The lead manager for the issuance of the Notes was Goldman, Sachs & Co.(the "Representative"). The Registrant provided the underwriters with a discount of $1,184,708.50 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to $643,955,438.43, were used by GS Auto Loan Trust 2007-1 (the "Issuer" or "Co-Registrant") to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Ford Motor Credit Company, The Huntington National Bank and Fidelity Bank, in each case including its affiliates and participating dealers, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired such receivables from GS Whole Loan Trust, GS Whole Loan Trust II and GS Whole Loan Trust VI, respectively. The Issuer also used the net proceeds from the sale of the Notes for general expenses relating to the Issuer. In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.   Financial Statements and Exhibits.

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Not applicable.

      (d)    Exhibits.


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Exhibit
  No.       Document Description
-------     --------------------

1.1 Underwriting Agreement, dated as of June 26, 2007, between the Registrant and the Representative.

4.1 Amended and Restated Trust Agreement, dated as of June 28, 2007, between the Registrant and Wilmington Trust Company (the "Owner Trustee").

4.2 Indenture, dated as of June 28, 2007, among the Issuer and The Bank of New York (the "Indenture Trustee").

10.1 Receivables Purchase Agreement, dated as of June 28, 2007, between the Registrant and GS Whole Loan Trust.

10.2 Receivables Purchase Agreement, dated as of June 28, 2007, between the Registrant and GS Whole Loan Trust II.

10.3 Receivables Purchase Agreement, dated as of June 28, 2007, between the Registrant and GS Whole Loan Trust VI.

10.4 Sale and Servicing Agreement, dated as of June 28, 2007, among the Issuer, the Registrant, the Indenture Trustee and Goldman Sachs Mortgage Company ("GSMC"), as servicer.

10.5 Servicing Agreement, dated as of March 1, 2005, between Ford Motor Credit Company and GS Whole Loan Trust. (incorporated by reference from Exhibit 10.5 of the Form 8-K of the Registrant, file no. 333-132001-01, filed on August 8, 2006)

10.6 Servicing Agreement, dated as of June 28, 2007, between The Huntington National Bank and GSMC.

25.1 Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-132001, filed on June 15, 2007).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goldman Sachs Asset Backed Securities Corp., and the Co-Registrant, GS Auto Loan Trust 2007-1, by its Depositor, Goldman Sachs Asset Backed Securities Corp., have each duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 2, 2007                             GOLDMAN SACHS ASSET BACKED
                                         SECURITIES CORP.
                                         (Registrant)

                                         By: /s/ Curtis Probst
                                             -----------------------------------
                                             Name:  Curtis Probst
                                             Title: Vice President

                                         GS AUTO LOAN TRUST 2007-1

                                         By: GOLDMAN SACHS ASSET BACKED
                                             SECURITIES CORP., its Depositor

                                         (Co-Registrant)

                                         By:  /s/ Curtis Probst
                                             -----------------------------------
                                             Name:  Curtis Probst
                                             Title:  Vice President